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                                                                EXHIBIT 10.11(b)

                            1000 BROADWAY BUILDING

                             FIRST LEASE AMENDMENT

According to the terms of the lease executed July 17, 1996, between Portland Software, Inc., and 1000, Inc. and Sections 1.3 and 30, this First Lease Amendment, dated August 14, 1996, confirms the following:

          1.       The Commencement date of the lease shall be August 1, 1996.

          2.       The Lease Termination date will be September 30, 2001.

          3.       The Base rentals shall be as follows:


               8-1-96 to 9-30-96                             -0-
               10-1-96 to 12-31-96                  $ 12,270.50 per month
               1-1-97 to 1-31-98                    $ 16,402.17 per month
               2-1-98 to 7-31-99                    $ 16,884.58 per month
               8-1-99 to 9-30-2001                  $ 17,849.42 per month



Agreed:

1000 Broadway Building LP               Portland Software, Inc.



/s/ Dirk Koopman                        /s/ Charles Jennings
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Dirk Koopman, Vice President            Charles Jennings, President & CEO

Date: 10/7/96                           Date: 9/27/96
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